GOODWILL	12 Months Ended
Dec. 31, 2013
GOODWILL.
GOODWILL

9. GOODWILL

Goodwill of US$115,960 as of December 31, 2013 represents the excess of the purchase price over the estimated fair value of the net tangible and identifiable intangible assets acquired relating to the acquisition of Binglangjiang during 2007, the acquisitions of Yingchuan, Wuliting, Wangkeng, and Banzhu during 2008, the acquisitions of Shapulong and Ruiyang during 2009, the acquisitions of Husahe, Hengda, Xineng, Xiaopengzu and Jinling and its subsidiaries during 2010 and the acquisition of Dazhaihe during 2011, net of foreign currency translation adjustment. Goodwill is not deductible for tax purposes. In accordance with ASC 350, goodwill is not amortized but is tested for impairment at least annually.

The changes in the carrying amount of goodwill by operating and reportable segments for the years ended December 31, 2012 and 2013 are as follows:

	Yunnan Province	Sichuan Province	Fujian Province	Zhejiang Province	Total
	US$	US$	US$	US$	US$
Balance as of December 31, 2011	21,544	—	70,760	43,347	135,651
Foreign currency translation adjustment	53	—	119	106	278
Disposal of subsidiaries	—	—	(23,448)	—	(23,448)
Balance as of December 31, 2012	21,597	—	47,431	43,453	112,481
Foreign currency translation adjustment	668	—	1,467	1,344	3,479
Balance as of December 31, 2013	22,265	—	48,898	44,797	115,960

During the year ended December 31, 2012 the Company performed a qualitative assessment to determine whether it is more likely than not that the fair value of a reporting unit is less than its carrying amount. Based on the qualitative assessment, the Company determined that it is not more likely than not that the fair values of its reporting units were less than their carrying values. Accordingly, the first and second steps of the goodwill impairment test are not necessary in accordance with ASC 350. No impairment on goodwill was recognized for the year ended December 31, 2012.

During the year ended December 31, 2012, the Company completed the disposal of two wholly-owned subsidiaries, Yuheng and Yuanping (Note 6). Goodwill amounting to US$23,448 and US$3,219 for Yuheng and Yuanping, respectively, was derecognized on the respective disposal date.

During the year ended December 31, 2013, due to the decline in its revenue as compared to the year ended December 31, 2012, the Company determined that there was an impairment indicator related to the carrying value of its goodwill. Thus, the Company performed the two-step goodwill impairment test on each of its reporting units.

In estimating the fair value of each of the reporting units in the first step of the impairment test, significant management judgment was applied. The Company estimated the fair value of each of the reporting units using the income approach valuation methodology. The market-based valuation methodology is not considered as appropriate because of volatility of the general market condition as well as insufficient number of comparable companies. In using the income approach methodology of valuation, estimates to determine the fair value of the reporting units included management’s judgment related to forecasts of future operating results, discount rates and expected future growth rates. The underlying assumptions used in the first step of the impairment test considered the market capitalization as of December 31, 2013 as well as the current local operating environment in certain provinces in the PRC and its expected impact on the fair value of the reporting unit. The Company determined that the fair values of all reporting units exceeded their carrying value and the second step of the impairment test was not necessary.